RenaissanceRe

RenaissanceRe Holdings Ltd.
Financial Supplement
December 31, 2020

Investors:
RenaissanceRe Holdings Ltd.
Keith McCue
Senior Vice President,
Finance & Investor Relations
T: +1 441 239 4830

Media:
RenaissanceRe Holdings Ltd.
Keil Gunther
Vice President, Head of Global Marketing
& Client Communication
T: +1 441 239 4932

Kekst and Company
Dawn Dover
T: +1 212 521 4800

RenaissanceRe Holdings Ltd.
Contents

RenaissanceRe Holdings Ltd.
Basis of Presentation
RenaissanceRe Holdings Ltd. (the "Company" or "RenaissanceRe") is a global provider of reinsurance and insurance. The Company provides property, casualty and specialty reinsurance and certain insurance solutions to customers, principally through intermediaries. Established in 1993, the Company has offices in Bermuda, Australia, Ireland, Singapore, Switzerland, the United Kingdom and the United States.
On March 22, 2019, the Company's wholly owned subsidiary RenaissanceRe Specialty Holdings (UK) Limited completed its previously announced purchase of all the share capital of RenaissanceRe Europe AG (formerly known as Tokio Millennium Re AG), RenaissanceRe (UK) Limited (formerly known as Tokio Millennium Re (UK) Limited) ("RenaissanceRe UK") and their subsidiaries (collectively, “TMR”). The three months ended June 30, 2019, was the first full period that reflected the results of TMR on the Company’s results of operations. On August 18, 2020, the Company completed the sale of RenaissanceRe UK to an investment vehicle managed by AXA Liabilities Managers, an affiliate of AXA XL. This Financial Supplement should be read in that context.
This financial supplement includes certain financial measures that are not calculated in accordance with generally accepted accounting principles in the U.S ("GAAP") including “operating (loss) income (attributable) available to RenaissanceRe common shareholders,” “operating (loss) income (attributable) available to RenaissanceRe common shareholders per common share - diluted,” “operating return on average common equity - annualized,” “tangible book value per common share,” “tangible book value per common share plus accumulated dividends," "retained investment result" and "retained fixed maturity and short term investments, at fair value." A reconciliation of such measures to the most comparable GAAP figures in accordance with Regulation G is presented in the attached supplemental financial data. See pages 20 through 24 for "Comments on Regulation G."
Cautionary Statement under “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995; Statements made in this financial supplement contain information about the Company's future business prospects. These statements may be considered “forward-looking.” These statements are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. For further information regarding cautionary statements and factors affecting future results, please refer to RenaissanceRe Holdings Ltd.'s filings with the U.S. Securities and Exchange Commission, including its Annual Reports on Form 10-K, its Quarterly Reports on Form 10-Q and prospectus supplement dated June 4, 2020.
All information contained herein is unaudited. Unless otherwise noted, amounts are in thousands of United States Dollars, except for share and per share amounts and ratio information. Certain prior period comparatives have been reclassified to conform to the current presentation. This supplement is being provided for informational purposes only. It should be read in conjunction with documents filed by RenaissanceRe with the U.S. Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q. Please refer to the Company's website at www.renre.com for further information about RenaissanceRe.

i

Financial Highlights

	Three months ended					Twelve months ended
	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Highlights
Gross premiums written	$935,514	$1,143,058	$1,701,872	$2,025,721	$905,479	$5,806,165	$4,807,750
Underwriting (loss) income	$(151,655)	$(206,072)	$217,137	$64,079	$(65,157)	$(76,511)	$256,417

Net investment income	$81,717	$83,543	$89,305	$99,473	$112,138	$354,038	$424,207
Net realized and unrealized gains (losses) on investments	258,745	224,208	448,390	(110,707)	18,454	820,636	414,109
Total investment result	$340,462	$307,751	$537,695	$(11,234)	$130,592	$1,174,674	$838,316

Net income (loss) available (attributable) to RenaissanceRe common shareholders	$189,812	$47,799	$575,845	$(81,974)	$33,773	$731,482	$712,042
Operating (loss) income (attributable) available to RenaissanceRe common shareholders (1)	$(77,122)	$(131,724)	$190,076	$33,410	$12,623	$14,640	$397,751

Per share data
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - basic	$3.75	$0.94	$12.64	$(1.89)	$0.77	$15.34	$16.32
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$3.74	$0.94	$12.63	$(1.89)	$0.77	$15.31	$16.29
Operating (loss) income (attributable) available to RenaissanceRe common shareholders per common share - diluted (1)	$(1.59)	$(2.64)	$4.06	$0.76	$0.28	$0.12	$9.01
Book value per common share	$138.46	$135.13	$134.27	$117.15	$120.53	$138.46	$120.53
Tangible book value per common share (1)	$133.09	$129.60	$128.71	$110.69	$114.03	$133.09	$114.03
Tangible book value per common share plus accumulated dividends (1)	$155.17	$151.33	$150.09	$131.72	$134.71	$155.17	$134.71
Change in tangible book value per common share plus change in accumulated dividends (1)	3.0%	1.0%	16.6%	(2.6)%	0.7%	17.9%	17.9%

Financial ratios
Combined ratio	114.7%	120.6%	78.5%	93.0%	106.7%	101.9%	92.3%
Return on average common equity - annualized	10.9%	2.8%	38.5%	(6.3)%	2.5%	11.7%	14.1%
Operating return on average common equity - annualized (1)	(4.4)%	(7.7)%	12.7%	2.6%	0.9%	0.2%	7.9%
Total investment return - annualized	6.6%	6.2%	11.8%	(0.1)%	3.1%	5.9%	5.2%
(1)    See "Comments on Regulation G" for a reconciliation of non-GAAP financial measures.

1

Summary Consolidated Financial Statements
Consolidated Statements of Operations

	Three months ended					Twelve months ended
	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Revenues
Gross premiums written	$935,514	$1,143,058	$1,701,872	$2,025,721	$905,479	$5,806,165	$4,807,750
Net premiums written	$746,311	$899,411	$1,180,803	$1,269,808	$725,367	$4,096,333	$3,381,493
Decrease (increase) in unearned premiums	282,774	100,772	(170,707)	(356,710)	244,758	(143,871)	(43,090)
Net premiums earned	1,029,085	1,000,183	1,010,096	913,098	970,125	3,952,462	3,338,403
Net investment income	81,717	83,543	89,305	99,473	112,138	354,038	424,207
Net foreign exchange gains (losses)	23,270	17,426	(7,195)	(5,728)	(1,126)	27,773	(2,938)
Equity in (losses) earnings of other ventures	(1,868)	5,457	9,041	4,564	5,874	17,194	23,224
Other income (loss)	4,374	1,476	(1,201)	(4,436)	(160)	213	4,949
Net realized and unrealized gains (losses) on investments	258,745	224,208	448,390	(110,707)	18,454	820,636	414,109
Total revenues	1,395,323	1,332,293	1,548,436	896,264	1,105,305	5,172,316	4,201,955
Expenses
Net claims and claim expenses incurred	901,353	942,030	510,272	570,954	762,093	2,924,609	2,097,021
Acquisition expenses	238,283	215,180	233,610	210,604	208,618	897,677	762,232
Operational expenses	41,104	49,045	49,077	67,461	64,571	206,687	222,733
Corporate expenses	21,031	48,050	11,898	15,991	17,642	96,970	94,122
Interest expense	11,841	11,843	11,842	14,927	15,496	50,453	58,364
Total expenses	1,213,612	1,266,148	816,699	879,937	1,068,420	4,176,396	3,234,472
Income before taxes	181,711	66,145	731,737	16,327	36,885	995,920	967,482
Income tax benefit (expense)	9,923	8,244	(29,875)	8,846	3,455	(2,862)	(17,215)
Net income	191,634	74,389	701,862	25,173	40,340	993,058	950,267
Net loss (income) attributable to redeemable noncontrolling interests	5,467	(19,301)	(118,728)	(98,091)	2,622	(230,653)	(201,469)
Net income (loss) attributable to RenaissanceRe	197,101	55,088	583,134	(72,918)	42,962	762,405	748,798
Dividends on preference shares	(7,289)	(7,289)	(7,289)	(9,056)	(9,189)	(30,923)	(36,756)
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$189,812	$47,799	$575,845	$(81,974)	$33,773	$731,482	$712,042

Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - basic	$3.75	$0.94	$12.64	$(1.89)	$0.77	$15.34	$16.32
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$3.74	$0.94	$12.63	$(1.89)	$0.77	$15.31	$16.29
Operating (loss) income (attributable) available to RenaissanceRe common shareholders per common share - diluted (1)	$(1.59)	$(2.64)	$4.06	$0.76	$0.28	$0.12	$9.01

Return on average common equity - annualized	10.9%	2.8%	38.5%	(6.3)%	2.5%	11.7%	14.1%
Operating return on average common equity - annualized (1)	(4.4)%	(7.7)%	12.7%	2.6%	0.9%	0.2%	7.9%

2

Summary Consolidated Financial Statements
Consolidated Balance Sheets

	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019
Assets
Fixed maturity investments trading, at fair value	$13,506,503	$13,391,318	$12,495,135	$11,045,801	$11,171,655
Short term investments, at fair value	4,993,735	5,158,961	5,570,804	5,263,242	4,566,277
Equity investments trading, at fair value	702,617	547,381	470,087	360,444	436,931
Other investments, at fair value	1,256,948	1,122,683	1,093,338	1,058,714	1,087,377
Investments in other ventures, under equity method	98,373	98,990	94,285	90,396	106,549
Total investments	20,558,176	20,319,333	19,723,649	17,818,597	17,368,789
Cash and cash equivalents	1,736,813	1,287,378	1,185,844	896,216	1,379,068
Premiums receivable	2,894,631	3,337,120	3,519,965	3,105,441	2,599,896
Prepaid reinsurance premiums	823,582	1,082,270	1,266,203	1,151,926	767,781
Reinsurance recoverable	2,926,010	2,883,808	2,774,358	2,765,583	2,791,297
Accrued investment income	66,743	71,947	70,004	73,496	72,461
Deferred acquisition costs and value of business acquired	633,521	697,346	734,286	739,875	663,991
Receivable for investments sold	568,293	752,936	648,458	341,786	78,369
Other assets	363,170	306,265	298,396	312,523	346,216
Goodwill and other intangibles	249,641	257,437	258,591	260,076	262,226
Total assets	$30,820,580	$30,995,840	$30,479,754	$27,465,519	$26,330,094
Liabilities, Noncontrolling Interests and Shareholders' Equity
Liabilities
Reserve for claims and claim expenses	$10,381,138	$9,900,615	$9,365,469	$9,406,707	$9,384,349
Unearned premiums	2,763,599	3,276,156	3,549,641	3,245,914	2,530,975
Debt	1,136,265	1,135,740	1,135,216	1,134,695	1,384,105
Reinsurance balances payable	3,488,352	3,915,804	4,094,027	3,775,375	2,830,691
Payable for investments purchased	1,132,538	1,597,893	1,259,116	636,136	225,275
Other liabilities	970,121	391,494	342,014	351,320	932,024
Total liabilities	19,872,013	20,217,702	19,745,483	18,550,147	17,287,419
Redeemable noncontrolling interest	3,388,319	3,387,317	3,387,099	3,231,846	3,071,308
Shareholders' Equity
Preference shares	525,000	525,000	525,000	525,000	650,000
Common shares	50,811	50,810	50,811	44,034	44,148
Additional paid-in capital	1,623,206	1,615,328	1,602,738	502,608	568,277
Accumulated other comprehensive loss	(12,642)	(2,083)	(3,066)	(1,664)	(1,939)
Retained earnings	5,373,873	5,201,766	5,171,689	4,613,548	4,710,881
Total shareholders' equity attributable to RenaissanceRe	7,560,248	7,390,821	7,347,172	5,683,526	5,971,367
Total liabilities, noncontrolling interests and shareholders' equity	$30,820,580	$30,995,840	$30,479,754	$27,465,519	$26,330,094

Book value per common share	$138.46	$135.13	$134.27	$117.15	$120.53

3

Underwriting and Reserves
Consolidated Segment Underwriting Results

	Three months ended December 31, 2020
	Property	Casualty and Specialty	Other	Total
Gross premiums written	$308,315	$627,199	$—	$935,514
Net premiums written	$279,773	$466,538	$—	$746,311
Net premiums earned	$507,141	$521,944	$—	$1,029,085
Net claims and claim expenses incurred	535,875	365,135	343	901,353
Acquisition expenses	75,032	163,251	—	238,283
Operational expenses	26,212	14,945	(53)	41,104
Underwriting loss	$(129,978)	$(21,387)	$(290)	$(151,655)

Net claims and claim expenses incurred - current accident year	$661,711	$368,071	$—	$1,029,782
Net claims and claim expenses incurred - prior accident years	(125,836)	(2,936)	343	(128,429)
Net claims and claim expenses incurred - total	$535,875	$365,135	$343	$901,353

Net claims and claim expense ratio - current accident year	130.5%	70.5%		100.1%
Net claims and claim expense ratio - prior accident years	(24.8)%	(0.5)%		(12.5)%
Net claims and claim expense ratio - calendar year	105.7%	70.0%		87.6%
Underwriting expense ratio	19.9%	34.1%		27.1%
Combined ratio	125.6%	104.1%		114.7%

	Three months ended December 31, 2019
	Property	Casualty and Specialty	Other	Total
Gross premiums written	$245,001	$660,478	$—	$905,479
Net premiums written	$242,932	$482,435	$—	$725,367
Net premiums earned	$467,404	$502,721	$—	$970,125
Net claims and claim expenses incurred	424,207	338,104	(218)	762,093
Acquisition expenses	90,790	117,849	(21)	208,618
Operational expenses	39,469	25,943	(841)	64,571
Underwriting (loss) income	$(87,062)	$20,825	$1,080	$(65,157)

Net claims and claim expenses incurred - current accident year	$432,160	$342,268	$—	$774,428
Net claims and claim expenses incurred - prior accident years	(7,953)	(4,164)	(218)	(12,335)
Net claims and claim expenses incurred - total	$424,207	$338,104	$(218)	$762,093

Net claims and claim expense ratio - current accident year	92.5%	68.1%		79.8%
Net claims and claim expense ratio - prior accident years	(1.7)%	(0.8)%		(1.2)%
Net claims and claim expense ratio - calendar year	90.8%	67.3%		78.6%
Underwriting expense ratio	27.8%	28.6%		28.1%
Combined ratio	118.6%	95.9%		106.7%

4

Underwriting and Reserves
Consolidated Segment Underwriting Results

	Year ended December 31, 2020
	Property	Casualty and Specialty	Other	Total
Gross premiums written	$2,999,142	$2,807,023	$—	$5,806,165
Net premiums written	$2,037,200	$2,059,133	$—	$4,096,333
Net premiums earned	$1,936,215	$2,016,247	$—	$3,952,462
Net claims and claim expenses incurred	1,435,735	1,488,662	212	2,924,609
Acquisition expenses	353,700	543,977	—	897,677
Operational expenses	135,547	71,140	—	206,687
Underwriting income (loss)	$11,233	$(87,532)	$(212)	$(76,511)

Net claims and claim expenses incurred - current accident year	$1,592,996	$1,515,425	$—	$3,108,421
Net claims and claim expenses incurred - prior accident years	(157,261)	(26,763)	212	(183,812)
Net claims and claim expenses incurred - total	$1,435,735	$1,488,662	$212	$2,924,609

Net claims and claim expense ratio - current accident year	82.3%	75.2%		78.6%
Net claims and claim expense ratio - prior accident years	(8.1)%	(1.4)%		(4.6)%
Net claims and claim expense ratio - calendar year	74.2%	73.8%		74.0%
Underwriting expense ratio	25.2%	30.5%		27.9%
Combined ratio	99.4%	104.3%		101.9%

	Year ended December 31, 2019
	Property	Casualty and Specialty	Other	Total
Gross premiums written	$2,430,985	$2,376,765	$—	$4,807,750
Net premiums written	$1,654,259	$1,727,234	$—	$3,381,493
Net premiums earned	$1,627,494	$1,710,909	$—	$3,338,403
Net claims and claim expenses incurred	965,424	1,131,637	(40)	2,097,021
Acquisition expenses	313,761	448,678	(207)	762,232
Operational expenses	139,015	84,546	(828)	222,733
Underwriting income	$209,294	$46,048	$1,075	$256,417

Net claims and claim expenses incurred - current accident year	$968,357	$1,155,519	$—	$2,123,876
Net claims and claim expenses incurred - prior accident years	(2,933)	(23,882)	(40)	(26,855)
Net claims and claim expenses incurred - total	$965,424	$1,131,637	$(40)	$2,097,021

Net claims and claim expense ratio - current accident year	59.5%	67.5%		63.6%
Net claims and claim expense ratio - prior accident years	(0.2)%	(1.4)%		(0.8)%
Net claims and claim expense ratio - calendar year	59.3%	66.1%		62.8%
Underwriting expense ratio	27.8%	31.2%		29.5%
Combined ratio	87.1%	97.3%		92.3%

5

Underwriting and Reserves
Segment Underwriting Results

	Three months ended
Property Segment	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019
Gross premiums written	$308,315	$427,765	$1,042,536	$1,220,526	$245,001
Net premiums written	$279,773	$378,708	$704,138	$674,581	$242,932
Net premiums earned	$507,141	$516,623	$491,116	$421,335	$467,404
Net claims and claim expenses incurred	535,875	590,958	164,050	144,852	424,207
Acquisition expenses	75,032	98,545	94,772	85,351	90,790
Operational expenses	26,212	33,672	31,656	44,007	39,469
Underwriting (loss) income	$(129,978)	$(206,552)	$200,638	$147,125	$(87,062)

Net claims and claim expenses incurred - current accident year	$661,711	$629,827	$170,614	$130,844	$432,160
Net claims and claim expenses incurred - prior accident years	(125,836)	(38,869)	(6,564)	14,008	(7,953)
Net claims and claim expenses incurred - total	$535,875	$590,958	$164,050	$144,852	$424,207

Net claims and claim expense ratio - current accident year	130.5%	121.9%	34.7%	31.1%	92.5%
Net claims and claim expense ratio - prior accident years	(24.8)%	(7.5)%	(1.3)%	3.3%	(1.7)%
Net claims and claim expense ratio - calendar year	105.7%	114.4%	33.4%	34.4%	90.8%
Underwriting expense ratio	19.9%	25.6%	25.7%	30.7%	27.8%
Combined ratio	125.6%	140.0%	59.1%	65.1%	118.6%

	Three months ended
Casualty and Specialty Segment	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019
Gross premiums written	$627,199	$715,293	$659,336	$805,195	$660,478
Net premiums written	$466,538	$520,703	$476,665	$595,227	$482,435
Net premiums earned	$521,944	$483,560	$518,980	$491,763	$502,721
Net claims and claim expenses incurred	365,135	351,052	346,266	426,209	338,104
Acquisition expenses	163,251	116,636	138,837	125,253	117,849
Operational expenses	14,945	15,319	17,422	23,454	25,943
Underwriting (loss) income	$(21,387)	$553	$16,455	$(83,153)	$20,825

Net claims and claim expenses incurred - current accident year	$368,071	$366,080	$355,064	$426,210	$342,268
Net claims and claim expenses incurred - prior accident years	(2,936)	(15,028)	(8,798)	(1)	(4,164)
Net claims and claim expenses incurred - total	$365,135	$351,052	$346,266	$426,209	$338,104

Net claims and claim expense ratio - current accident year	70.5%	75.7%	68.4%	86.7%	68.1%
Net claims and claim expense ratio - prior accident years	(0.5)%	(3.1)%	(1.7)%	—%	(0.8)%
Net claims and claim expense ratio - calendar year	70.0%	72.6%	66.7%	86.7%	67.3%
Underwriting expense ratio	34.1%	27.3%	30.1%	30.2%	28.6%
Combined ratio	104.1%	99.9%	96.8%	116.9%	95.9%

6

Underwriting and Reserves
Property Segment - Catastrophe and Other Property Underwriting Results

	Three months ended December 31, 2020			Three months ended December 31, 2019
	Catastrophe	Other Property	Total	Catastrophe	Other Property	Total
Gross premiums written	$59,120	$249,195	$308,315	$44,824	$200,177	$245,001
Net premiums written	$50,206	$229,567	$279,773	$42,797	$200,135	$242,932
Net premiums earned	$301,980	$205,161	$507,141	$267,356	$200,048	$467,404
Net claims and claim expenses incurred	324,131	211,744	535,875	306,042	118,165	424,207
Acquisition expenses	17,721	57,311	75,032	41,631	49,159	90,790
Operational expenses	20,820	5,392	26,212	29,605	9,864	39,469
Underwriting (loss) income	$(60,692)	$(69,286)	$(129,978)	$(109,922)	$22,860	$(87,062)

Net claims and claim expenses incurred - current accident year	$415,248	$246,463	$661,711	$310,228	$121,932	$432,160
Net claims and claim expenses incurred - prior accident years	(91,117)	(34,719)	(125,836)	(4,186)	(3,767)	(7,953)
Net claims and claim expenses incurred - total	$324,131	$211,744	$535,875	$306,042	$118,165	$424,207

Net claims and claim expense ratio - current accident year	137.5%	120.1%	130.5%	116.0%	61.0%	92.5%
Net claims and claim expense ratio - prior accident years	(30.2)%	(16.9)%	(24.8)%	(1.5)%	(1.9)%	(1.7)%
Net claims and claim expense ratio - calendar year	107.3%	103.2%	105.7%	114.5%	59.1%	90.8%
Underwriting expense ratio	12.8%	30.6%	19.9%	26.6%	29.5%	27.8%
Combined ratio	120.1%	133.8%	125.6%	141.1%	88.6%	118.6%

	Year ended December 31, 2020			Year ended December 31, 2019
	Catastrophe	Other Property	Total	Catastrophe	Other Property	Total
Gross premiums written	$1,886,785	$1,112,357	$2,999,142	$1,595,472	$835,513	$2,430,985
Net premiums written	$1,065,390	$971,810	$2,037,200	$902,205	$752,054	$1,654,259
Net premiums earned	$1,071,099	$865,116	$1,936,215	$911,528	$715,966	$1,627,494
Net claims and claim expenses incurred	760,546	675,189	1,435,735	489,315	476,109	965,424
Acquisition expenses	115,636	238,064	353,700	131,111	182,650	313,761
Operational expenses	110,495	25,052	135,547	109,736	29,279	139,015
Underwriting income (loss)	$84,422	$(73,189)	$11,233	$181,366	$27,928	$209,294

Net claims and claim expenses incurred - current accident year	$925,401	$667,595	$1,592,996	$544,895	$423,462	$968,357
Net claims and claim expenses incurred - prior accident years	(164,855)	7,594	(157,261)	(55,580)	52,647	(2,933)
Net claims and claim expenses incurred - total	$760,546	$675,189	$1,435,735	$489,315	$476,109	$965,424

Net claims and claim expense ratio - current accident year	86.4%	77.2%	82.3%	59.8%	59.1%	59.5%
Net claims and claim expense ratio - prior accident years	(15.4)%	0.8%	(8.1)%	(6.1)%	7.4%	(0.2)%
Net claims and claim expense ratio - calendar year	71.0%	78.0%	74.2%	53.7%	66.5%	59.3%
Underwriting expense ratio	21.1%	30.5%	25.2%	26.4%	29.6%	27.8%
Combined ratio	92.1%	108.5%	99.4%	80.1%	96.1%	87.1%

7

Underwriting and Reserves
Gross Premiums Written

	Three months ended					Twelve months ended
	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Property Segment
Catastrophe	$59,120	$179,689	$711,786	$936,190	$44,824	$1,886,785	$1,595,472
Other property	249,195	248,076	330,750	284,336	200,177	1,112,357	835,513
Property segment gross premiums written	$308,315	$427,765	$1,042,536	$1,220,526	$245,001	$2,999,142	$2,430,985

Casualty and Specialty Segment
General casualty (1)	$190,996	$260,265	$206,666	$246,667	$197,338	$904,594	$807,901
Professional liability (2)	207,437	175,459	222,737	230,487	189,838	836,120	650,750
Financial lines (3)	122,023	143,455	101,635	147,079	126,983	514,192	457,000
Other (4)	106,743	136,114	128,298	180,962	146,319	552,117	461,114
Casualty and Specialty segment gross premiums written	$627,199	$715,293	$659,336	$805,195	$660,478	$2,807,023	$2,376,765

(1)	Includes automobile liability, casualty clash, employer’s liability, umbrella or excess casualty, workers’ compensation and general liability.
(2)	Includes directors and officers, medical malpractice, and professional indemnity.
(3)	Includes financial guaranty, mortgage guaranty, political risk, surety and trade credit.
(4)
Includes accident and health, agriculture, aviation, cyber, energy, marine, satellite and terrorism. Lines of business such as regional multi-line and whole account may have characteristics of various other classes of business, and are allocated accordingly.

8

Underwriting and Reserves
Reserves for Claims and Claim Expenses

	Case Reserves	Additional Case Reserves	IBNR	Total
December 31, 2020
Property	$1,127,201	$1,617,003	$1,627,541	$4,371,745
Casualty and Specialty	1,651,150	133,843	4,223,692	6,008,685
Other	708	—	—	708
Total	$2,779,059	$1,750,846	$5,851,233	$10,381,138

September 30, 2020
Property	$1,037,526	$1,752,260	$1,238,478	$4,028,264
Casualty and Specialty	1,625,554	123,001	4,123,464	5,872,019
Other	332	—	—	332
Total	$2,663,412	$1,875,261	$5,361,942	$9,900,615

June 30, 2020
Property	$1,095,511	$1,650,244	$842,395	$3,588,150
Casualty and Specialty	1,682,299	127,588	3,967,100	5,776,987
Other	332	—	—	332
Total	$2,778,142	$1,777,832	$4,809,495	$9,365,469

March 31, 2020
Property	$1,095,840	$1,707,754	$958,827	$3,762,421
Casualty and Specialty	1,644,402	105,505	3,894,049	5,643,956
Other	330	—	—	330
Total	$2,740,572	$1,813,259	$4,852,876	$9,406,707

December 31, 2019
Property	$1,253,406	$1,631,223	$1,189,221	$4,073,850
Casualty and Specialty	1,596,426	129,720	3,583,913	5,310,059
Other	440	—	—	440
Total	$2,850,272	$1,760,943	$4,773,134	$9,384,349

9

Underwriting and Reserves
Paid to Incurred Analysis

	Three months ended December 31, 2020			Three months ended December 31, 2019
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for claims and claim expenses, beginning of period	$9,900,615	$2,883,808	$7,016,807	$8,602,437	$2,438,299	$6,164,138
Incurred claims and claim expenses
Current year	1,555,246	525,464	1,029,782	1,236,137	461,709	774,428
Prior years	(249,115)	(120,686)	(128,429)	180,752	193,087	(12,335)
Total incurred claims and claim expenses	1,306,131	404,778	901,353	1,416,889	654,796	762,093
Paid claims and claim expenses
Current year	253,693	32,734	220,959	148,468	11,290	137,178
Prior years	638,762	339,320	299,442	563,976	295,110	268,866
Total paid claims and claim expenses	892,455	372,054	520,401	712,444	306,400	406,044
Foreign exchange (1)	66,847	9,478	57,369	77,467	4,602	72,865
Reserve for claims and claim expenses, end of period	$10,381,138	$2,926,010	$7,455,128	$9,384,349	$2,791,297	$6,593,052

	Year ended December 31, 2020			Year ended December 31, 2019
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for claims and claim expenses, beginning of period	$9,384,349	$2,791,297	$6,593,052	$6,076,271	$2,372,221	$3,704,050
Incurred claims and claim expenses
Current year	4,297,339	1,188,918	3,108,421	2,863,163	739,287	2,123,876
Prior years	(404,135)	(220,323)	(183,812)	358,615	385,470	(26,855)
Total incurred claims and claim expenses	3,893,204	968,595	2,924,609	3,221,778	1,124,757	2,097,021
Paid claims and claim expenses
Current year	460,278	48,106	412,172	286,836	21,187	265,649
Prior years	2,373,235	780,779	1,592,456	2,048,366	1,215,961	832,405
Total paid claims and claim expenses	2,833,513	828,885	2,004,628	2,335,202	1,237,148	1,098,054
Foreign exchange (1)	95,924	(1,349)	97,273	33,292	2,032	31,260
Amounts disposed (2)	(158,826)	(3,648)	(155,178)	—	—	—
Amounts acquired (3)	—	—	—	2,388,210	529,435	1,858,775
Reserve for claims and claim expenses, end of period	$10,381,138	$2,926,010	$7,455,128	$9,384,349	$2,791,297	$6,593,052
(1)    Reflects the impact of the foreign exchange revaluation of the net reserve for claims and claim expenses denominated in non-U.S. dollars as at the balance sheet date.
(2)    Represents the fair value of RenaissanceRe UK's reserve for claims and claim expenses, net of reinsurance recoverables, disposed of on August 18, 2020.
(3)    Represents the fair value of TMR's reserve for claims and claim expenses, net of reinsurance recoverables, acquired at March 22, 2019.

10

Managed Joint Ventures and Fee Income
Fee Income

The table below reflects the total fee income earned through third-party capital management as well as various joint ventures and certain structured retrocession agreements to which the Company is a party. Joint ventures include DaVinciRe Holdings Ltd. ("DaVinciRe"), Top Layer Reinsurance Ltd., Vermeer Reinsurance Ltd. ("Vermeer") and certain entities investing in Langhorne Holdings LLC. Managed funds include RenaissanceRe Upsilon Fund Ltd. and RenaissanceRe Medici Fund Ltd. ("Medici"). Structured reinsurance products and other include certain other vehicles and reinsurance contracts which transfer risk to capital.

	Three months ended					Twelve months ended
	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Management fee income
Joint ventures	$8,458	$13,070	$12,190	$11,781	$11,858	$45,499	$42,546
Structured reinsurance products and other	8,830	8,785	8,739	8,597	8,252	34,951	35,239
Managed funds	9,490	8,610	6,508	6,418	3,814	31,026	18,636
Total management fee income	26,778	30,465	27,437	26,796	23,924	111,476	96,420

Performance fee income (loss)
Joint ventures	(1,984)	(1,842)	6,165	7,828	(3,374)	10,167	9,660
Structured reinsurance products and other	1,570	(10,414)	7,994	8,375	(5,314)	7,525	7,693
Managed funds	9,542	175	3,914	2,363	(2,036)	15,994	420
Total performance fee income (loss) (1)	9,128	(12,081)	18,073	18,566	(10,724)	33,686	17,773
Total fee income	$35,906	$18,384	$45,510	$45,362	$13,200	$145,162	$114,193
(1)     Performance fees are based on the performance of the individual vehicles or products, and may be negative in a particular period if, for example, large losses occur, which can potentially result in no performance fees or the reversal of previously accrued performance fees.

11

Managed Joint Ventures and Fee Income
Noncontrolling Interests
The Company consolidates the results of certain of its joint ventures and managed capital vehicles, namely, DaVinciRe, Medici and Vermeer (collectively, the "Consolidated Managed Joint Ventures"), on its consolidated balance sheets and statements of operations. Redeemable noncontrolling interests on the Company's consolidated balance sheets represents the portion of the net assets of the Consolidated Managed Joint Ventures attributable to third-party investors in these Consolidated Managed Joint Ventures. Net (income) loss attributable to redeemable noncontrolling interests on the Company's consolidated statements of operations represents the portion of the (income) loss associated with the Consolidated Managed Joint Ventures included on the Company's consolidated statements of operations that is attributable to third-party investors in these Consolidated Managed Joint Ventures.
A summary of the redeemable noncontrolling interests on the Company's consolidated statements of operations is set forth below:

	Three months ended					Twelve months ended
	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Redeemable noncontrolling interest - DaVinciRe	$32,993	$26,616	$(88,374)	$(84,906)	$25,862	$(113,671)	$(127,084)
Redeemable noncontrolling interest - Medici	(13,534)	(33,963)	(13,151)	4,678	(6,363)	(55,970)	(25,759)
Redeemable noncontrolling interest - Vermeer	(13,992)	(11,954)	(17,203)	(17,863)	(16,877)	(61,012)	(48,626)
Net loss (income) attributable to redeemable noncontrolling interests (1)	$5,467	$(19,301)	$(118,728)	$(98,091)	$2,622	$(230,653)	$(201,469)
(1) A negative number in the table above represents net income earned by the Consolidated Managed Joint Ventures allocated to third-party investors. Conversely, a positive number represents net losses incurred by the Consolidated Managed Joint Ventures allocated to third-party investors.
A summary of the Company’s redeemable noncontrolling interests on its consolidated balance sheets is set forth below:

	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019
Redeemable noncontrolling interest - DaVinciRe	$1,560,693	$1,594,683	$1,621,300	$1,533,085	$1,435,581
Redeemable noncontrolling interest - Medici	717,999	696,999	682,118	677,283	632,112
Redeemable noncontrolling interest - Vermeer	1,109,627	1,095,635	1,083,681	1,021,478	1,003,615
Redeemable noncontrolling interests	$3,388,319	$3,387,317	$3,387,099	$3,231,846	$3,071,308

A summary of the redeemable noncontrolling economic ownership of third parties in the Consolidated Managed Joint Ventures is set forth below:

	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019
DaVinciRe	78.6%	78.6%	78.6%	78.6%	78.1%
Medici	84.3%	88.5%	88.6%	88.8%	87.9%
Vermeer	100.0%	100.0%	100.0%	100.0%	100.0%

12

Managed Joint Ventures and Fee Income
DaVinciRe Holdings Ltd. and Subsidiary Consolidated Statements of Operations

	Three months ended					Twelve months ended
	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Revenues
Gross premiums written	$21,996	$77,866	$222,306	$255,640	$15,566	$577,808	$440,718
Net premiums written	$22,266	$78,025	$177,116	$241,641	$15,210	$519,048	$379,128
Decrease (increase) in unearned premiums	120,081	62,486	(58,172)	(135,933)	90,674	(11,538)	(14,018)
Net premiums earned	142,347	140,511	118,944	105,708	105,884	507,510	365,110
Net investment income	8,848	9,339	11,557	15,087	13,506	44,831	53,739
Net foreign exchange gains (losses)	149	(511)	8	(1,180)	(399)	(1,534)	(1,765)
Other income	—	—	—	—	—	—	344
Net realized and unrealized gains (losses) on investments	3,436	5,439	34,674	18,529	(1,307)	62,078	48,535
Total revenues	154,780	154,778	165,183	138,144	117,684	612,885	465,963
Expenses
Net claims and claim expenses incurred	184,787	171,271	9,829	(13,726)	135,397	352,161	195,371
Acquisition expenses	3,138	2,384	29,208	30,112	1,313	64,842	55,252
Operational and corporate expenses	6,955	13,123	11,862	11,889	12,238	43,829	44,804
Interest expense	1,859	1,859	1,859	1,858	1,859	7,435	7,434
Total expenses	196,739	188,637	52,758	30,133	150,807	468,267	302,861
(Loss) income before taxes	(41,959)	(33,859)	112,425	108,011	(33,123)	144,618	163,102
Income tax (expense) benefit	(12)	—	(2)	2	(6)	(12)	(82)
Net (loss) income (attributable) available to DaVinciRe common shareholders	$(41,971)	$(33,859)	$112,423	$108,013	$(33,129)	$144,606	$163,020

Net claims and claim expenses incurred - current accident year	$209,903	$196,188	$14,728	$4,967	$113,743	$425,786	$209,688
Net claims and claim expenses incurred - prior accident years	(25,116)	(24,917)	(4,899)	(18,693)	21,654	(73,625)	(14,317)
Net claims and claim expenses incurred - total	$184,787	$171,271	$9,829	$(13,726)	$135,397	$352,161	$195,371

Net claims and claim expense ratio - current accident year	147.5%	139.6%	12.4%	4.7%	107.4%	83.9%	57.4%
Net claims and claim expense ratio - prior accident years	(17.7)%	(17.7)%	(4.1)%	(17.7)%	20.5%	(14.5)%	(3.9)%
Net claims and claim expense ratio - calendar year	129.8%	121.9%	8.3%	(13.0)%	127.9%	69.4%	53.5%
Underwriting expense ratio	7.1%	11.0%	34.5%	39.7%	12.8%	21.4%	27.4%
Combined ratio	136.9%	132.9%	42.8%	26.7%	140.7%	90.8%	80.9%

13

RenaissanceRe Holdings Ltd.
Investments
Total Investment Result

	Three months ended					Twelve months ended
	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Fixed maturity investments trading	$66,912	$68,022	$69,943	$73,338	$85,937	$278,215	$318,503
Short term investments	1,047	1,611	6,049	12,092	11,552	20,799	56,264
Equity investments trading	1,628	1,559	1,666	1,551	1,539	6,404	4,808
Other investments
Catastrophe bonds	13,500	13,626	13,519	14,139	12,870	54,784	46,154
Other	4,083	2,598	1,107	1,629	2,221	9,417	8,447
Cash and cash equivalents	192	441	837	1,504	1,875	2,974	7,676
	87,362	87,857	93,121	104,253	115,994	372,593	441,852
Investment expenses	(5,645)	(4,314)	(3,816)	(4,780)	(3,856)	(18,555)	(17,645)
Net investment income	81,717	83,543	89,305	99,473	112,138	354,038	424,207

Net realized and unrealized gains (losses) on:
Fixed maturity investments trading (1)	90,132	78,348	322,711	101,221	(48,146)	592,412	297,977
Equity investments trading (1)	154,306	119,622	113,506	(151,882)	66,043	235,552	116,506
Other investments
Catastrophe bonds	(9,742)	12,611	4,452	(14,352)	(4,522)	(7,031)	(9,392)
Other	24,049	13,627	7,721	(45,694)	5,079	(297)	9,018
Net realized and unrealized gains (losses) on investments	258,745	224,208	448,390	(110,707)	18,454	820,636	414,109
Total investment result	$340,462	$307,751	$537,695	$(11,234)	$130,592	$1,174,674	$838,316

Total investment return - annualized	6.6%	6.2%	11.8%	(0.1)%	3.1%	5.9%	5.2%
(1)    Net realized and unrealized gains (losses) on fixed maturity investments trading includes the impacts of interest rate futures, interest rate swaps, credit default swaps and total return swaps. Net realized and unrealized gains (losses) on equity investments trading includes the impact of equity futures.

14

Investments
Investment Portfolio - Composition

Type of Investment	December 31, 2020		September 30, 2020		June 30, 2020		March 31, 2020		December 31, 2019
U.S. treasuries	$4,960,409	24.1%	$4,350,971	21.4%	$4,258,675	21.6%	$3,915,130	22.0%	$4,467,345	25.7%
Agencies	368,032	1.8%	437,681	2.1%	505,038	2.6%	537,490	3.1%	343,031	1.9%
Non-U.S. government	491,531	2.4%	568,960	2.8%	584,206	3.0%	635,282	3.6%	497,392	2.9%
Non-U.S. government-backed corporate	338,014	1.6%	401,449	2.0%	314,833	1.6%	283,577	1.6%	321,356	1.9%
Corporate	4,261,025	20.7%	4,655,765	22.9%	4,428,553	22.5%	3,259,780	18.3%	3,075,660	17.7%
Agency mortgage-backed	1,113,792	5.4%	1,086,474	5.3%	985,851	5.0%	1,056,272	5.9%	1,148,499	6.6%
Non-agency mortgage-backed	291,444	1.4%	293,953	1.4%	276,300	1.4%	275,026	1.6%	294,604	1.7%
Commercial mortgage-backed	791,272	3.8%	788,995	3.9%	591,238	3.0%	540,502	3.0%	468,698	2.7%
Asset-backed	890,984	4.3%	807,070	4.0%	550,441	2.8%	542,742	3.1%	555,070	3.2%
Total fixed maturity investments, at fair value	13,506,503	65.5%	13,391,318	65.8%	12,495,135	63.5%	11,045,801	62.2%	11,171,655	64.3%
Short term investments, at fair value	4,993,735	24.3%	5,158,961	25.4%	5,570,804	28.2%	5,263,242	29.4%	4,566,277	26.3%
Total consolidated fixed maturity and short term investments, at fair value	18,500,238	89.8%	18,550,279	91.2%	18,065,939	91.7%	16,309,043	91.6%	15,737,932	90.6%
Equity investments trading, at fair value	702,617	3.4%	547,381	2.7%	470,087	2.4%	360,444	2.0%	436,931	2.5%
Other investments, at fair value	1,256,948	6.2%	1,122,683	5.5%	1,093,338	5.5%	1,058,714	5.9%	1,087,377	6.3%
Total managed investment portfolio	20,459,803	99.4%	20,220,343	99.4%	19,629,364	99.6%	17,728,201	99.5%	17,262,240	99.4%
Investments in other ventures, under equity method	98,373	0.6%	98,990	0.6%	94,285	0.4%	90,396	0.5%	106,549	0.6%
Total investments	$20,558,176	100.0%	$20,319,333	100.0%	$19,723,649	100.0%	$17,818,597	100.0%	$17,368,789	100.0%

15

Investments
Investment Portfolio - Fixed Maturity Investments

Credit Quality of Fixed Maturity Investments	December 31, 2020		September 30, 2020		June 30, 2020		March 31, 2020		December 31, 2019
AAA	$1,915,147	14.2%	$1,972,894	14.7%	$1,392,417	11.1%	$1,590,824	14.4%	$1,338,265	12.0%
AA	7,210,622	53.4%	6,721,098	50.2%	6,670,927	53.4%	6,212,689	56.3%	6,677,219	59.8%
A	1,485,463	11.0%	1,777,861	13.3%	1,864,066	14.9%	1,491,504	13.5%	1,453,212	13.0%
BBB	1,538,681	11.4%	1,648,049	12.3%	1,433,297	11.5%	915,375	8.3%	874,730	7.8%
Non-investment grade and not rated	1,356,590	10.0%	1,271,416	9.5%	1,134,428	9.1%	835,409	7.5%	828,229	7.4%
Total fixed maturity investments, at fair value	$13,506,503	100.0%	$13,391,318	100.0%	$12,495,135	100.0%	$11,045,801	100.0%	$11,171,655	100.0%

Maturity Profile of Fixed Maturity Investments
Due in less than one year	$637,418	4.7%	$621,610	4.6%	$638,686	5.1%	$723,397	6.5%	$544,636	4.9%
Due after one through five years	5,391,122	39.9%	5,749,128	43.0%	5,513,103	44.1%	5,039,456	45.7%	5,522,769	49.4%
Due after five through ten years	3,806,564	28.2%	3,374,898	25.2%	3,312,749	26.6%	2,612,031	23.7%	2,420,602	21.7%
Due after ten years	583,908	4.3%	669,190	5.0%	626,768	5.0%	256,375	2.3%	216,777	1.9%
Mortgage-backed securities	2,196,507	16.3%	2,169,422	16.2%	1,853,388	14.8%	1,871,800	16.9%	1,911,801	17.1%
Asset-backed securities	890,984	6.6%	807,070	6.0%	550,441	4.4%	542,742	4.9%	555,070	5.0%
Total fixed maturity investments, at fair value	$13,506,503	100.0%	$13,391,318	100.0%	$12,495,135	100.0%	$11,045,801	100.0%	$11,171,655	100.0%

16

Investments
Investment Portfolio - Weighted Average Yield to Maturity and Credit Rating

				Credit Rating (1)
December 31, 2020	Amortized Cost	Fair Value	Weighted Average Yield to Maturity	AAA	AA	A	BBB	Non- Investment Grade	Not Rated
Short term investments	$4,993,735	$4,993,735	0.1%	$4,899,675	$88,039	$2,028	$2,085	$1,875	$33
		100.0%		98.2%	1.8%	—%	—%	—%	—%
Fixed maturity investments
U.S. treasuries	4,867,681	4,960,409	0.4%	—	4,960,409	—	—	—	—
Agencies
Fannie Mae and Freddie Mac	196,183	195,748	0.9%	—	195,748	—	—	—	—
Other agencies	169,204	172,284	1.0%	—	172,284	—	—	—	—
Total agencies	365,387	368,032	0.9%	—	368,032	—	—	—	—
Non-U.S. government	485,972	491,531	0.5%	341,713	121,483	15,085	11,041	1,870	339
Non-U.S. government-backed corporate	333,996	338,014	1.0%	121,529	197,471	6,246	7,796	4,972	—
Corporate	4,069,396	4,261,025	2.2%	56,842	183,852	1,435,032	1,449,635	1,100,009	35,655
Mortgage-backed
Residential mortgage-backed
Agency securities	1,095,525	1,113,792	1.0%	—	1,113,792	—	—	—	—
Non-agency securities - Alt A	231,633	235,085	3.2%	57,913	5,186	466	6,365	126,662	38,493
Non-agency securities - Prime	55,309	56,359	2.0%	24,085	2,372	2,212	1,079	15,054	11,557
Total residential mortgage-backed	1,382,467	1,405,236	1.5%	81,998	1,121,350	2,678	7,444	141,716	50,050
Commercial mortgage-backed	762,899	791,272	1.5%	626,768	131,659	4,778	23,328	2,443	2,296
Total mortgage-backed	2,145,366	2,196,508	1.5%	708,766	1,253,009	7,456	30,772	144,159	52,346
Asset-backed
Collateralized loan obligations	799,493	801,967	1.9%	604,012	123,245	19,746	38,922	6,892	9,150
Other	87,744	89,017	0.7%	82,285	3,121	1,898	515	—	1,198
Total asset-backed	887,237	890,984	1.8%	686,297	126,366	21,644	39,437	6,892	10,348
Total securitized assets	3,032,603	3,087,492	1.6%	1,395,063	1,379,375	29,100	70,209	151,051	62,694
Total fixed maturity investments	13,155,035	13,506,503	1.2%	1,915,147	7,210,622	1,485,463	1,538,681	1,257,902	98,688
		100.0%		14.2%	53.4%	11.0%	11.4%	9.3%	0.7%
Total consolidated fixed maturity and short term investments, at fair value	$18,148,770	$18,500,238	0.9%	$6,814,822	$7,298,661	$1,487,491	$1,540,766	$1,259,777	$98,721
		100.0%		36.9%	39.5%	8.0%	8.3%	6.8%	0.5%
(1)     The credit ratings included in this table are those assigned by Standard & Poor’s Corporation ("S&P"). When ratings provided by S&P were not available, ratings from other nationally recognized rating agencies were used. The Company has grouped short term investments with an A-1+ and A-1 short term issue credit rating as AAA, short term investments with an A-2 short term issue credit rating as AA and short term investments with an A-3 short term issue credit rating as A.

17

Investments
Retained Investment Information
“Retained total investment result" is defined as consolidated total investment result less the portion attributable to redeemable noncontrolling interests, certain third-party vehicles and joint ventures.

	Three months ended					Twelve months ended
	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Total investment result
Net investment income	$81,717	$83,543	$89,305	$99,473	$112,138	$354,038	$424,207
Net realized and unrealized gains (losses) on investments	258,745	224,208	448,390	(110,707)	18,454	820,636	414,109
Total investment result	$340,462	$307,751	$537,695	$(11,234)	$130,592	$1,174,674	$838,316

Retained total investment result (1)
Retained net investment income	$64,250	$64,971	$67,189	$72,603	$87,739	$269,013	$330,989
Retained net realized and unrealized gains (losses) on investments	258,293	201,699	418,046	(113,261)	21,751	764,777	381,200
Retained total investment result	$322,543	$266,670	$485,235	$(40,658)	$109,490	$1,033,790	$712,189
(1)    Includes total investment return, less the portion attributable to redeemable noncontrolling interests, certain third-party vehicles and joint ventures. See "Comments on Regulation G" for a reconciliation of non-GAAP financial measures.
“Retained fixed maturity and short term investments, at fair value" is defined as total consolidated fixed maturity and short term investments, at fair value, less the portion of fixed maturity and short term investments, at fair value attributable to redeemable noncontrolling interests, certain third party vehicles and joint ventures.

	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019
Managed fixed maturity and short term investments portfolio (1)
Total consolidated fixed maturity and short term investments, at fair value	$18,500,238	$18,550,279	$18,065,939	$16,309,043	$15,737,932
Weighted average yield to maturity of fixed maturity and short term investments	0.9%	1.0%	1.1%	1.5%	2.1%
Average duration of fixed maturities and short term investments, in years	2.9	2.9	2.9	2.8	2.9
Retained fixed maturity and short term investments portfolio (2)
Retained fixed maturity and short term investments, at fair value	$13,219,754	$13,046,376	$12,703,423	$11,124,214	$11,154,174
Weighted average yield to maturity of retained fixed maturity and short term investments	1.2%	1.3%	1.4%	1.9%	2.2%
Average duration of retained fixed maturities and short term investments, in years	3.6	3.7	3.7	3.5	3.6
(1)    Includes total consolidated fixed maturity and short term investments, at fair value, as presented on the Company's consolidated balance sheets.
(2)    Includes total consolidated fixed maturity and short term investments, at fair value, less the portion of fixed maturity and short term investments, at fair value attributable to redeemable noncontrolling interests, certain third party vehicles and joint ventures. See "Comments on Regulation G" for a reconciliation of non-GAAP financial measures.

18

Other Items
Earnings per Share

	Three months ended
(common shares in thousands)	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019
Numerator:
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$189,812	$47,799	$575,845	$(81,974)	$33,773
Amount allocated to participating common shareholders (1)	(2,285)	(582)	(7,593)	(146)	(409)
Net income (loss) allocated to RenaissanceRe common shareholders	$187,527	$47,217	$568,252	$(82,120)	$33,364
Denominator:
Denominator for basic income (loss) per RenaissanceRe common share -
Weighted average common shares	50,022	50,009	44,939	43,441	43,467
Per common share equivalents of non-vested shares	89	85	64	—	85
Denominator for diluted income (loss) per RenaissanceRe common share -
Adjusted weighted average common shares and assumed conversions	50,111	50,094	45,003	43,441	43,552
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - basic	$3.75	$0.94	$12.64	$(1.89)	$0.77
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$3.74	$0.94	$12.63	$(1.89)	$0.77

	Twelve months ended
(common shares in thousands)	December 31, 2020	December 31, 2019
Numerator:
Net income available to RenaissanceRe common shareholders	$731,482	$712,042
Amount allocated to participating common shareholders (1)	(8,968)	(8,545)
Net income allocated to RenaissanceRe common shareholders	$722,514	$703,497
Denominator:
Denominator for basic income per RenaissanceRe common share -
Weighted average common shares	47,103	43,119
Per common share equivalents of non-vested shares	75	56
Denominator for diluted income per RenaissanceRe common share -
Adjusted weighted average common shares and assumed conversions	47,178	43,175
Net income available to RenaissanceRe common shareholders per common share - basic	$15.34	$16.32
Net income available to RenaissanceRe common shareholders per common share - diluted	$15.31	$16.29
(1)    Represents earnings and dividends attributable to holders of unvested shares issued pursuant to the Company's stock compensation plans.

19

Comments on Regulation G
In addition to the GAAP financial measures set forth in this Financial Supplement, the Company has included certain non-GAAP financial measures within the meaning of Regulation G. The Company has consistently provided these financial measures in previous investor communications and the Company's management believes that these measures are important to investors and other interested persons, and that investors and such other persons benefit from having a consistent basis for comparison between quarters and for comparison with other companies within the industry. These measures may not, however, be comparable to similarly titled measures used by companies outside of the insurance industry. Investors are cautioned not to place undue reliance on these non-GAAP measures in assessing the Company's overall financial performance.
Operating (Loss) Income (Attributable) Available to RenaissanceRe Common Shareholders and Operating Return on Average Common Equity - Annualized
The Company uses “operating (loss) income (attributable) available to RenaissanceRe common shareholders” as a measure to evaluate the underlying fundamentals of its operations and believes it to be a useful measure of its corporate performance. “Operating (loss) income (attributable) available to RenaissanceRe common shareholders” as used herein differs from “net income (loss) available (attributable) to RenaissanceRe common shareholders,” which the Company believes is the most directly comparable GAAP measure, by the exclusion of net realized and unrealized gains and losses on investments, excluding other investments - catastrophe bonds, net foreign exchange gains and losses, corporate expenses associated with the acquisition of TMR and the subsequent sale of RenaissanceRe UK, the income tax expense or benefit associated with these adjustments and the portion of these adjustments attributable to the Company's redeemable noncontrolling interests." The Company's management believes that “operating (loss) income (attributable) available to RenaissanceRe common shareholders” is useful to investors because it more accurately measures and predicts the Company's results of operations by removing the variability arising from: fluctuations in the fair value of the Company's fixed maturity investment portfolio, equity investments trading, other investments (excluding catastrophe bonds) and investments-related derivatives; fluctuations in foreign exchange rates; corporate expenses associated with the acquisition of TMR and the subsequent sale of RenaissanceRe UK; the associated income tax expense or benefit of these adjustments; and the portion of these adjustments attributable to the Company's redeemable noncontrolling interests. The Company also uses “operating (loss) income (attributable) available to RenaissanceRe common shareholders” to calculate “operating (loss) income (attributable) available to RenaissanceRe common shareholders per common share - diluted” and “operating return on average common equity - annualized.” The following table is a reconciliation of: (1) net income (loss) available (attributable) to RenaissanceRe common shareholders to "operating (loss) income (attributable) available to RenaissanceRe common shareholders"; (2) net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted to "operating (loss) income (attributable) available to RenaissanceRe common shareholders per common share - diluted"; and (3) return on average common equity - annualized to "operating return on average common equity - annualized." Comparative information for all prior periods has been updated to conform to the current methodology and presentation.

20

Comments on Regulation G

	Three months ended					Twelve months ended
	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$189,812	$47,799	$575,845	$(81,974)	$33,773	$731,482	$712,042
Adjustment for net realized and unrealized (gains) losses on investments, excluding other investments - catastrophe bonds	(268,487)	(211,597)	(443,938)	96,355	(22,976)	(827,667)	(423,501)
Adjustment for net foreign exchange (gains) losses	(23,270)	(17,426)	7,195	5,728	1,126	(27,773)	2,938
Adjustment for corporate expenses associated with the acquisition of TMR and the subsequent sale of RenaissanceRe UK (1)	7,346	33,916	2,279	4,423	5,700	47,964	49,725
Adjustment for income tax expense (benefit) (2)	7,723	5,058	21,223	(4,141)	(3,707)	29,863	20,367
Adjustment for net income (loss) attributable to redeemable noncontrolling interests (3)	9,754	10,526	27,472	13,019	(1,293)	60,771	36,180
Operating (loss) income (attributable) available to RenaissanceRe common shareholders	$(77,122)	$(131,724)	$190,076	$33,410	$12,623	$14,640	$397,751

Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$3.74	$0.94	$12.63	$(1.89)	$0.77	$15.31	$16.29
Adjustment for net realized and unrealized (gains) losses on investments, excluding other investments - catastrophe bonds	(5.36)	(4.22)	(9.86)	2.22	(0.53)	(17.54)	(9.81)
Adjustment for net foreign exchange (gains) losses	(0.46)	(0.35)	0.16	0.13	0.03	(0.59)	0.07
Adjustment for corporate expenses associated with the acquisition of TMR and the subsequent sale of RenaissanceRe UK (1)	0.15	0.68	0.05	0.10	0.13	1.02	1.15
Adjustment for income tax expense (benefit) (2)	0.15	0.10	0.47	(0.10)	(0.09)	0.63	0.47
Adjustment for net income (loss) attributable to redeemable noncontrolling interests (3)	0.19	0.21	0.61	0.30	(0.03)	1.29	0.84
Operating (loss) income (attributable) available to RenaissanceRe common shareholders per common share - diluted	$(1.59)	$(2.64)	$4.06	$0.76	$0.28	$0.12	$9.01

Return on average common equity - annualized	10.9%	2.8%	38.5%	(6.3)%	2.5%	11.7%	14.1%
Adjustment for net realized and unrealized (gains) losses on investments, excluding other investments - catastrophe bonds	(15.4)%	(12.4)%	(29.7)%	7.5%	(1.7)%	(13.4)%	(8.4)%
Adjustment for net foreign exchange (gains) losses	(1.3)%	(1.0)%	0.5%	0.4%	0.1%	(0.4)%	0.1%
Adjustment for corporate expenses associated with the acquisition of TMR and the subsequent sale of RenaissanceRe UK (1)	0.4%	2.0%	0.2%	0.3%	0.4%	0.8%	1.0%
Adjustment for income tax expense (benefit) (2)	0.4%	0.3%	1.4%	(0.3)%	(0.3)%	0.5%	0.4%
Adjustment for net income (loss) attributable to redeemable noncontrolling interests (3)	0.6%	0.6%	1.8%	1.0%	(0.1)%	1.0%	0.7%
Operating return on average common equity - annualized	(4.4)%	(7.7)%	12.7%	2.6%	0.9%	0.2%	7.9%
(1)    Included in the three months ended September 30, 2020 and the twelve months ended December 31, 2020 is the loss on sale of RenaissanceRe UK of $30.2 million.
(2)    Adjustment for income tax expense (benefit) represents the income tax (expense) benefit associated with the adjustments to net income (loss) available (attributable) to RenaissanceRe common shareholders. The income tax impact is estimated by applying the statutory rates of applicable jurisdictions, after consideration of other relevant factors.
(3)    Represents the portion of these adjustments that are attributable to the Company's redeemable noncontrolling interests, including the income tax impact of those adjustments.

21

Comments on Regulation G

Tangible Book Value Per Common Share and Tangible Book Value Per Common Share Plus Accumulated Dividends
The Company has included in this Financial Supplement “tangible book value per common share” and “tangible book value per common share plus accumulated dividends.” “Tangible book value per common share” is defined as book value per common share excluding goodwill and intangible assets per share. “Tangible book value per common share plus accumulated dividends” is defined as book value per common share excluding goodwill and intangible assets per share, plus accumulated dividends. The Company's management believes “tangible book value per common share” and “tangible book value per common share plus accumulated dividends” are useful to investors because they provide a more accurate measure of the realizable value of shareholder returns, excluding the impact of goodwill and intangible assets. The following table is a reconciliation of book value per common share to "tangible book value per common share'" and "tangible book value per common share plus accumulated dividends."

	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019
Book value per common share	$138.46	$135.13	$134.27	$117.15	$120.53
Adjustment for goodwill and other intangibles (1)	(5.37)	(5.53)	(5.56)	(6.46)	(6.50)
Tangible book value per common share	133.09	129.60	128.71	110.69	114.03
Adjustment for accumulated dividends	22.08	21.73	21.38	21.03	20.68
Tangible book value per common share plus accumulated dividends	$155.17	$151.33	$150.09	$131.72	$134.71

Quarterly change in book value per common share	2.5%	0.6%	14.6%	(2.8)%	0.4%
Quarterly change in tangible book value per common share plus change in accumulated dividends	3.0%	1.0%	16.6%	(2.6)%	0.7%
Year to date change in book value per common share	14.9%	12.1%	11.4%	(2.8)%	15.7%
Year to date change in tangible book value per common share plus change in accumulated dividends	17.9%	14.6%	13.5%	(2.6)%	17.9%
(1)     At December 31, 2020, September 30, 2020, June 30, 2020, March 31, 2020 and December 31, 2019, goodwill and other intangibles included $23.0 million, $23.2 million, $23.5 million, $24.2 million and $24.9 million, respectively, of goodwill and other intangibles included in investments in other ventures, under equity method.

22

Comments on Regulation G
Retained Total Investment Result
The Company has included in this Financial Supplement “retained total investment result.” “Retained total investment result" is defined as consolidated total investment result less the portion attributable to redeemable noncontrolling interests, certain third-party vehicles and joint ventures. “Retained total investment result” differs from consolidated total investment result, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of the investment result attributable to redeemable noncontrolling interests, certain third-party vehicles and joint ventures. The Company's management believes “retained total investment result” is useful to investors and other interested parties because it provides a measure of the portion of the Company's investment result, that impacts the investment result included in net income (loss) available (attributable) to RenaissanceRe common shareholders. The following table is a reconciliation of consolidated total investment result to “retained total investment result.”

	Three months ended					Twelve months ended
	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Net investment income	$81,717	$83,543	$89,305	$99,473	112,138	$354,038	$424,207
Adjustment for net investment income attributable to redeemable noncontrolling interests, certain third-party vehicles and joint ventures	(17,467)	(18,572)	(22,116)	(26,870)	$(24,399)	(85,025)	(93,218)
Retained net investment income	64,250	64,971	67,189	72,603	87,739	269,013	330,989

Net realized and unrealized gains (losses) on investments	258,745	224,208	448,390	(110,707)	18,454	820,636	414,109
Adjustment for net realized and unrealized (gains) losses on investments attributable to redeemable noncontrolling interests, certain third-party vehicles and joint ventures	(452)	(22,509)	(30,344)	(2,554)	3,297	(55,859)	(32,909)
Retained net realized and unrealized gains (losses) on investments	258,293	201,699	418,046	(113,261)	21,751	764,777	381,200

Total investment result	340,462	307,751	537,695	(11,234)	130,592	1,174,674	838,316
Adjustment for investment result attributable to redeemable noncontrolling interests, certain third-party vehicles and joint ventures	(17,919)	(41,081)	(52,460)	(29,424)	(21,102)	(140,884)	(126,127)
Retained total investment result	$322,543	$266,670	$485,235	$(40,658)	$109,490	$1,033,790	$712,189

23

Comments on Regulation G
Retained Fixed Maturity and Short Term Investments, at Fair Value
The Company has included in this Financial Supplement “retained fixed maturity and short term investments, at fair value.” “Retained fixed maturity and short term investments, at fair value" is defined as total consolidated fixed maturity and short term investments, at fair value, less the portion of fixed maturity and short term investments, at fair value attributable to redeemable noncontrolling interests, certain third party vehicles and joint ventures. “Retained fixed maturity and short term investments, at fair value” differs from total consolidated fixed maturity and short term investments, at fair value, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of fixed maturity and short term investments, at fair value, attributable to redeemable noncontrolling interests, certain third party vehicles and joint ventures. The Company's management believes “retained fixed maturity and short term investments, at fair value” is useful to investors and other interested parties because it provides a measure of the portion of the Company's fixed maturity and short term investments, at fair value, that impacts the investment result included in net income (loss) available (attributable) to RenaissanceRe common shareholders. The following table is a reconciliation of total consolidated fixed maturity and short term investments, at fair value, to “retained fixed maturity and short term investments, at fair value.”

	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019
Fixed maturity investments, at fair value	$13,506,503	$13,391,318	$12,495,135	$11,045,801	$11,171,655
Short term investments, at fair value	4,993,735	5,158,961	5,570,804	5,263,242	4,566,277
Total consolidated fixed maturity and short term investments, at fair value	$18,500,238	$18,550,279	$18,065,939	$16,309,043	$15,737,932
Adjustment for fixed maturity and short term investments attributable to redeemable noncontrolling interests, certain third-party vehicles and joint ventures	(5,280,484)	(5,503,903)	(5,362,516)	(5,184,829)	(4,583,758)
Retained fixed maturity and short term investments, at fair value	$13,219,754	$13,046,376	$12,703,423	$11,124,214	$11,154,174

24